Aristotle/Saul Global Equity Fund

Summary of Investments
as of December 31, 2023 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Information Technology	17.1%
Industrials	15.2%
Consumer Discretionary	14.4%
Financials	14.2%
Health Care	13.3%
Materials	9.3%
Energy	5.9%
Consumer Staples	4.8%
Communication Services	1.6%
Total Common Stocks	95.8%
Preferred Stock
Information Technology	2.7%
Total Preferred Stock	2.7%
Total Investments	98.5%
Other Assets in Excess of Liabilities	1.5%
Total Net Assets	100.0%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.